UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees Equity Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2003 - April 30, 2004

Item 1: Reports to Shareholders

VANGUARD(R) INTERNATIONAL VALUE FUND
APRIL 30, 2004

SEMIANNUAL REPORT

[THE VANGUARD GROUP LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).


--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN

5 ADVISOR'S REPORT

9 FUND PROFILE

11 GLOSSARY OF INVESTMENT TERMS

12 PERFORMANCE SUMMARY

13 ABOUT YOUR FUND'S EXPENSES

15 FINANCIAL STATEMENTS

26 ADVANTAGES OF VANGUARD.COM

Summary

o Vanguard International Value Fund provided an excellent return of 10.7% during the first half of its 2004 fiscal year.

o Gains from international markets were broad-based across countries and industry sectors. The performance of Japanese stocks was especially strong.

o Among specific industries, the fund saw solid results from its retailers, industrial companies, health care businesses, and energy firms. Financial services companies also made a significant contribution to the fund's absolute result, but some poor stock selection in the sector hampered the fund's relative return.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH
VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------


Dear Shareholder,

The global stock rally that began in early 2003 continued through most of the six-month period ended April 30, 2004. During the half-year, Vanguard International Value Fund returned 10.7%, a result that reflected the strong performance of non-U.S. markets and of several of its key holdings.

-----------------------------------------
TOTAL RETURNS           SIX MONTHS ENDED
                          APRIL 30, 2004
-----------------------------------------
Vanguard International Value Fund   10.7%
MSCI EAFE Index                     12.4
Average International Fund*         10.5
MSCI All Country World Index ex USA 11.7
-----------------------------------------
*Derived from data provided by Lipper Inc.


The accompanying table presents total returns (capital change plus reinvested distributions) for the fund, two market benchmarks, and the average mutual fund peer. As you can see, the fund's performance, while excellent on an absolute basis, lagged our index benchmarks a bit. - The main reasons for the shortfall versus the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index were the fund's smaller stake in the strong Japanese market and the disappointing performance of several Japanese holdings.

Information on the change in net asset value and on per-share distributions can be found on page 4.


STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year, stock markets here and abroad advanced. However, in March and April, the markets gave back some of their gains as reports of robust economic growth provoked fears of inflation and higher interest rates. In addition, Europe in particular felt the repercussions of the March 11 terrorist train bombings in Madrid, which caused stock prices to plummet before recovering somewhat. Nevertheless, the MSCI Europe Index posted a stellar six-month return of 9.2% in local currencies. A weaker U.S. dollar relative to the euro and other European currencies further augmented returns for U.S.-based investors--the index returned 12.9% in dollars, the best result among the major global regions.

Currency fluctuations largely canceled themselves out in the Pacific - Rim and emerging markets, having little impact on already solid returns. The Japanese stock market--Asia's largest--earned 13.3% in yen and 12.9% in dollars. Japan benefited from China's booming economy and insatiable demand for industrial machinery, construction supplies, electronic components, and higher-end consumer goods, both from Japan itself and from Japanese factories in China.

Meanwhile, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%--a solid, but modest, result compared with returns from overseas. In both domestic and - foreign markets, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

U.S. BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY

In the domestic fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the U.S. economy. For the six months, the yield - of the benchmark - 10-year U.S. Treasury note increased 22 basis points to 4.51%. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 1.2%, but returns from high-yield corporate bonds were stronger. The - yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% on April 30, just - 1 basis point higher than its initial 0.95% yield.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
                                             -----------------------------------
                                                 SIX         ONE            FIVE
                                              MONTHS        YEAR          YEARS*
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index
   ex USA (International)                      11.7%       41.3%            0.4%
Russell 1000 Index (Large-caps)                 6.1        23.9             1.7
Russell 2000 Index (Small-caps)                 6.5        42.0             6.7
Dow Jones Wilshire 5000 Index                   6.4        26.1             1.2
   (Entire market)
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     1.2%        1.8%            6.7%
   (Broad taxable market)
Lehman Municipal Bond Index                     1.2         2.7             5.4
Citigroup 3-Month Treasury Bill Index           0.5         1.0             3.3
================================================================================
CPI
Consumer Price Index                            1.6%        2.3%            2.5%
--------------------------------------------------------------------------------
*Annualized.

THE HALF-YEAR STORY: MANY STRONG STOCKS, BUT NOT ENOUGH JAPAN

Vanguard International Value Fund's solid half-year return of 10.7% was the result of fine performance by many of the stocks chosen by the fund's investment advisory team. Several of the fund's large holdings turned in exceptional results, including drugmaker Aventis, Asahi Glass of Japan, Thailand-based wireless company Advanced Information Services, and Italian energy giant ENI. In terms of sectors, the main contributors to the fund's return were retailers, industrial companies, and financial services firms. Energy and health care companies also performed well.

Among the biggest detractors from performance were Japanese technology company NEC, London-based money-management firm Amvescap, and Hong Kong's Hutchison Whampoa, the diversified port operator that owns interests in retailers, property, and telecommunications firms.

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                               APRIL 30, 2004
                                                        ------------------------
                                                    $ MILLION         PERCENTAGE
--------------------------------------------------------------------------------
Hansberger Global Investors Inc.                       $1,269              66%
Sanford C. Bernstein & Co., LLC                           566              30
Cash Investments*                                          77               4
--------------------------------------------------------------------------------
Total                                                  $1,912             100%
--------------------------------------------------------------------------------
* These short-term reserves are invested by The Vanguard Group in equity index futures to simulate investment in stocks; each advisor also may maintain a modest cash position.



On a relative basis, the fund's performance was hampered by its lighter weighting in Japanese stocks, which registered impressive advances. On April 30, Japanese companies made up only 17% of the fund, compared with 23% for the MSCI EAFE Index and about 20% for the MSCI All Country World Index - ex USA, which adds emerging markets to the EAFE mix. Performance relative to the EAFE Index also suffered because the fund held overweight positions in some poorly performing Japanese stocks and financial services stocks.

For more information on the performance of individual securities and sectors, see the Advisor's Report from Hansberger Global Investors on page 5.

As you may recall, in mid-April the board of trustees approved the appointment of Sanford C. Bernstein & Co. as an additional investment advisor for the International Value Fund. Bernstein, a subsidiary of Alliance Capital Management, manages about 30% of the fund's assets. Hansberger Global Investors, which has been the sole investment advisor for the past four years, oversees about 70% of assets. We believe that the combination of these experienced advisors and their distinctive investment approaches is in the best interests of the fund's shareholders. The table on page 3 shows the division of assets between the two advisors at the half-year's end.

Also working in shareholders' favor is the fund's low level of expenses, which, as usual, remain well under those charged by the average competing fund. See pages 13 and 14 for a detailed report. balance and diversification are still key to long-term success

Through much of the 1990s, when domestic stocks were on a tear, it was difficult to persuade some investors to invest in either bonds or international stocks. The last few years, however, have shown the enduring value of diversification. Bonds excelled while stocks tumbled during the bear market, and international equities easily outpaced U.S. stocks during the recent rally. Lest investors forget that lesson, we continue to recommend a disciplined investment strategy of allocating your portfolio among different asset classes in proportions suited to your objectives, time horizon, and risk tolerance. Staying faithful to such a plan--rather than listening to the "noise" of short-term market fluctuations and media hype--will give you the best chance of reaching your long-term financial goals.

Thank  you  for  entrusting  your  hard-earned   dollars  to  Vanguard  and  the
International Value Fund.

Sincerely,

/S/JOHN J. BRENNAN

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 18, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE             OCTOBER 31, 2003--APRIL 30, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------

                                STARTING        ENDING      INCOME       CAPITAL
                             SHARE PRICE   SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------
International Value Fund          $24.54        $26.67       $0.46         $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISOR'S REPORT
--------------------------------------------------------------------------------


Vanguard International Value Fund returned 10.7% for the six months ended April 30, 2004. The fund's gain lagged the 12.4% return of the benchmark MSCI EAFE Index but was slightly ahead of the 10.5% return of the average international mutual fund.

This report focuses on the portion of the fund managed by Hansberger Global Investors, representing 66% of the fund's assets as of April 30.



THE INVESTMENT ENVIRONMENT

Over the past six months, equity markets worldwide benefited from - the strong recovery in the global economy that began in 2003. While the U.S. economy, which represents more than 30% of global output, continued to be a key driver of overall growth, contributions also came from China, India, and other countries with strong domestic demand and a seemingly insatiable appetite for commodities such as steel, copper, aluminum, and oil. Even the Japanese economy, which many investors had written off, began to show signs of life, as a number of indicators suggested that the long-awaited economic rebound was taking hold at last, and that deflation was coming to an end.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
--------------------------------------------------------------------------------


The more favorable economic environment, together with - an improvement in corporate earnings, led to double-digit gains for international stock markets over the past six months. Energy and energy-related companies were among the best performers in the index, benefiting from the high level of oil prices in recent months. - Also performing well were companies in defensive sectors such as utilities, consumer staples, and health care. Interestingly, cyclical groups such as industrials, materials, and segments of the information technology sector, which had previously led the index gain, lagged other sectors in the most recent six-month period.

Although strong factors continued to support the recovery in equity markets, by the end of the fiscal half-year investors were facing several challenges, including a heightened threat of terrorism, elections in several pivotal countries, the threat of higher interest rates, and high oil prices.

Terrorism has been a key political topic since September 11, 2001, and it appears that the March 11 bombing in Spain may have changed the outcome of an election. The Spanish electorate voted Prime Minister Jose Maria Aznar, who had been sympathetic to U.S. antiterrorism efforts, out of office. It is worth noting that over the next two years, three key leaders associated with antiterrorism efforts are up for reelection: Australia's John Howard, Britain's Tony Blair, and the United States' George Bush. The issue of terrorism and its impact on voter sentiment has added some additional uncertainty about the election outcomes in these countries.

Rising oil prices and threats of higher global interest rates are also - concerns for global equity investors. Oil prices are at extremely lofty levels due to concerns about potential supply disruptions in the Middle East and the continued strength in demand for oil. High oil prices not only threaten to "crowd out" economic growth but also could cause - central bankers to increase interest rates sooner or more sharply than expected in hopes of warding off higher inflation.

OUR VIEW OF THE INTERNATIONAL MARKETPLACE

We anticipate a challenging environment for global equity investors during the coming months. We believe markets will continue to be - sensitive to election outcomes, high oil prices, and higher interest rates. If sustained high oil prices do lead to preemptive interest rate hikes, the result could be a reduction in consumer spending and business investment. Equity markets are likely to remain volatile this year, and U.S.-based international investors may lack a significant source of the returns they enjoyed over the past year: a weakening U.S. dollar.

At  Hansberger  Global  Investors,   we  believe  that  with  uncertainty  comes
opportunity. Despite the challenges indicated above, the global economy continues to recover. Economic forecasters are still expecting gross domestic product (GDP) in most of the world to expand over the near term. Recent consensus forecasts of GDP growth in the United States in 2004 and 2005 were 4.6% and 3.7%, respectively; in the Eurozone, 1.7% and 2.1%; and in Japan, 2.8% and 1.6%. We believe that many emerging markets could show even higher rates of growth on the heels of the strong GDP numbers they reported for the fourth quarter of 2003.

Despite the rise in equity markets over the past several months, there still appear to be interesting pockets of value in various countries around the world. For example, at the end of March the U.K. market's price/earnings ratio was a relatively low 14.8. P/E ratios were also low in Russia (about 12.5) and Brazil (about 10.0). To put these valuations in perspective, the quarter-end P/E of the MSCI All Country World Index was a relatively high 20.8, while Japan's P/E within the index was approximately 69.1. Examining sector valuation trends has also led us to potential areas of value. For example, in the last two years the P/E of the MSCI All Country World Index's consumer discretionary sector dropped from 50.7 to 23.7. In contrast, the P/E of the index's energy sector dipped only slightly, from 14.6 to 13.7.


OUR SUCCESSES

Stock selections in the utilities, health care, energy, materials, industrials, and telecommunication-services sectors were the most significant - contributors to our portfolio's return in comparison with the benchmark index. Several of the fund's energy holdings were among the top - performers for the period. These included the Italian company ENI (+28.0%), the French company Total (+19.0%), and the Brazilian company Petrobras (+30.3%). Strong performers in the health care, materials, and telecom services sectors included the French-German pharmaceutical company Aventis (+43.9%), the Dutch chemical and pharmaceutical company Akzo Nobel (+18.6%), and the Thailand-based wireless company Advanced Information Services (+64.9%).

OUR SHORTFALLS

While our holdings in Japan returned 8.9% during the six months, this result lagged the 12.9% return of the Japanese constituents of the MSCI EAFE Index. Within our portion of the International Value Fund, strong returns by companies such as Asahi Glass (+35.1%) and Mazda Motor (+24.7%) were offset by losses in NEC (10.7%) and Rohm (7.4%). Considering the strength of the overall Japanese market during this period, our underweighting in Japanese stocks (an average of 16.7% of assets, compared with 22.9% for the index) also detracted from performance.

Our holdings elsewhere in the Pacific region were also detractors. Investments in companies such as Hong Kong-based Hutchison Whampoa (13.2%) and Singapore Airlines (8.7%) cut into absolute and relative performance for the period.

Looking ahead, we believe that the fluctuating valuations of sectors - and markets will offer attractive opportunities for investors even in - the midst of political and economic uncertainties. At Hansberger, our process looks beyond the current aggregate valuations of sectors and industries. We conduct intensive research with the goal of uncovering individual stocks characterized by good prospective valuations and - positive fundamental outlooks.

We thank you for your continued support.

RONALD HOLT, MANAGING DIRECTOR OF RESEARCH
AUREOLE L.W. FOONG, MANAGING DIRECTOR, ASIAN RESEARCH
HANSBERGER GLOBAL INVESTORS, INC.
MAY 19, 2004

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


INTERNATIONAL VALUE FUND
--------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           COMPARATIVE        BROAD
                            FUND                INDEX*      INDEX**
--------------------------------------------------------------------
Number of Stocks             166                 1,003        1,752
Turnover Rate               46%Y                    --           --
Expense Ratio             0.56%Y                    --           --
Short-Term Reserves           3%                    --           --
--------------------------------------------------------------------

---------------------------------------------
Ten Largest Holdings (% of total net assets)

Canon, Inc.                     2.2%
   computer hardware)
GlaxoSmithKline PLC             2.1
   (pharmaceuticals)
ENI SpA                         2.1
   (energy)
Total SA                        1.5
   (integrated oil)
Vodafone Group PLC              1.5
   (telecommunications)
Samsung Electronics Co., Ltd.   1.4
   (electronics)
Nestle SA (Registered)          1.4
   (food, beverage, and tobacco)
HSBC Holdings PLC               1.3
   (banking)
E.On AG                         1.3
   (energy)
Sumitomo Trust & Banking
        Co., Ltd.               1.3
   (banking)
---------------------------------------------
Top Ten                        16.1%
---------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
----------------------------------------------------------------------
R-Squared             0.93                 1.00    0.95          1.00
Beta                  1.03                 1.00    1.03          1.00
----------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification (% of portfolio)
                                                    Comparative         Broad
                                      Fund               Index*       Index**
--------------------------------------------------------------------------------
Consumer Discretionary                 16%                  13%           12%
Consumer Staples                      8                 8                   8
Energy                                8                 8                   9
Financials                        26             26                        26
Health Care                           6                 9                   8
Industrials                           9                 9                   9
Information Technology                8                 7                   8
Materials                             9                 7                   8
Telecommunication Services            5                 8                   8
Utilities                             2                 5                   4
--------------------------------------------------------------------------------
Short-Term Reserves                     3%       --                        --
--------------------------------------------------------------------------------
Sector percentages exclude futures and currency contracts held by the fund.

----------------------------------------
ALLOCATION BY REGION (% of portfolio)

[PIE CHART]

North America            3%
Short-Term Reserves      3%
Emerging Markets        13%
Pacific                 22%
Europe                  59%



*MSCI EAFE Index.
**MSCI All Country World Index ex USA.
+Annualized.

Country Diversification table is on the next page.

VISIT OUR WEBSITE AT VANGUARD.COM
FOR REGULARLY UPDATED FUND INFORMATION.

fund profile (continued)

-----------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

                            COMPARATIVE   BROAD
                      FUND       INDEX* INDEX**
-----------------------------------------------
EUROPE
United Kingdom                 21%   25%  22%
France                      12       9      8
Germany                        8     7      6
Netherlands                    5     5      4
Italy                          4     4      3
Switzerland                    3     7      6
Finland                        2     1      1
Spain                          2     4      3
Denmark                        1     1      1
Belgium                        0     1      1
Ireland                        0     1      1
Sweden                         0     2      2
Other European                 1     2      0
-----------------------------------------------
Subtotal                      59%   69%    58%
-----------------------------------------------
PACIFIC
Japan                         17%   23%    20%
Hong Kong                      3     2      2
Singapore                      2     1      1
Australia                      0     5      4
-----------------------------------------------
Subtotal                      22%   31%    27%
-----------------------------------------------
EMERGING MARKETS
South Korea                    6%   --      2%
Brazil                         2    --       1
Mexico                         2    --       1
South Africa                   1    --       1
Taiwan                         1    --       1
India                          0    --       1
Other Emerging Markets         1    --       3
-----------------------------------------------
Subtotal                      13%   --      10%
-----------------------------------------------
NORTH AMERICA
Canada                         3%   --       5%
-----------------------------------------------
Short-Term Reserves            3%   --       --
-----------------------------------------------
Total                        100%  100%     100%
-----------------------------------------------
Country percentages exclude futures and
currency contracts held by the fund.

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 4/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more - or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions - or on the sale of fund shares.
--------------------------------------------------------------------------------

INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) October 31, 1993--April 30, 2004

                        International
Fiscal Year                     Value       MSCI EAFE
                                 Fund           Index
   1994                          11.7             10.1
   1995                             0             -0.4
   1996                          10.7             10.5
   1997                           7.1              4.6
   1998                             4              9.6
   1999                            23               23
   2000                          -4.4             -2.9
   2001                           -19            -24.9
   2002                          -6.8            -13.2
   2003                          31.7               27
   2004*                         10.7             12.4
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.

Note: See Financial Highlights table on page 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended March 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                         One     Five            Ten Years
                        Inception Date   Year   Years   Capital  Income    Total
--------------------------------------------------------------------------------
International Value Fund*    5/16/1983 63.38%   4.08%     3.34%    2.42%   5.76%
--------------------------------------------------------------------------------
* Total returns do not reflect the 2% redemption fee assessed on shares purchased on or after June 27, 2003, and held for less than two months.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure - is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.



     Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee or the 2% fee assessed on redemptions of shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004
                                        BEGINNING           ENDING      EXPENSES
                                    ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING
INTERNATIONAL VALUE FUND               10/31/2003        4/30/2004       PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                        $1,000            $1,107         $2.93
Hypothetical 5% Return                     1,000             1,047          2.85
--------------------------------------------------------------------------------
* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

----------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

                                                              AVERAGE
                                                        INTERNATIONAL
                                        FUND                     FUND
----------------------------------------------------------------------
International Value Fund                0.56%                   1.76%*
----------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.


The calculations assume no shares were bought - or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and - the timing of any purchases or redemptions.

You can find more information about the fund's expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 4/30/2004

FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value - on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                                       SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.8%)(1)
--------------------------------------------------------------------------------
AUSTRALIA (0.2%)
  BlueScope Steel Ltd.                                        982,000      4,170

BELGIUM (0.4%)

* KBC Bankverzekeringsholding                                  81,000      4,553
  Agfa Gevaert NV                                              83,300      1,893
* Belgacom SA                                                  48,000      1,456
  Delhaize Group                                                2,400        117
                                                                           -----
                                                                           8,019
                                                                           -----
BRAZIL (1.5%)
  Petrol Brasil ADR                                           751,000     21,704
  Uniao de Bancos Brasileiros SA                              151,000      2,960
  Gerdau SA                                                   136,000      2,859
* Votorantim Celulose e Papel SA                               30,800        967
                                                                          ------
                                                                          28,490
                                                                          ------
CANADA (2.5%)
  Bank of Nova Scotia Halifax                                 383,700      9,807
  EnCana Corp.                                                132,900      5,199
  Canadian National Railway Co.                               130,000      4,887
  Alcan Inc.                                                  110,000      4,409
  BCE Inc.                                                    200,000      4,012
  Falconbridge Ltd.                                           149,200      3,200
  Canadian Pacific Railway Ltd.                               140,800      3,123
* Celestica Inc.                                              150,000      2,636
* Petro-Canada                                                 58,600      2,583
  Manulife Financial Corp.                                     64,200      2,367
* Nexen Inc.                                                   62,000      2,261
  Husky Energy Inc.                                           120,000      2,203
  Loblaw Cos., Ltd.                                            36,300      1,551
                                                                          ------
                                                                          48,238
                                                                          ------

CHINA (0.2%)
  China Petroleum &
   Chemical Corp.                                           8,300,000      2,873

DENMARK (0.6%)
  Group 4 Falck A/S                                           499,000     12,379


FINLAND (1.7%)
  TietoEnator Oyj B Shares                                    669,000     19,929
  UPM-Kymmene Oyj                                             500,000      9,218
  Nokia Oyj                                                   300,000      4,222
                                                                          ------
                                                                          33,369
                                                                          ------

FRANCE (11.5%)
  Total SA                                                    159,000     29,410
* Aventis SA                                                  314,000     23,921
* Societe Generale Class A                                    285,000     23,744
  Arcelor                                                   1,321,000     21,948
  Groupe Danone                                               125,000     20,948
  AXA                                                         949,056     19,989
  Schneider Electric SA                                       293,000     19,739
  BNP Paribas SA                                              272,000     16,336
  Societe Centrale des Assurances
     Generales de France                                      197,600     12,069

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                                       SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.8%)(1)
--------------------------------------------------------------------------------
  Lafarge SA                                                  128,360     10,694
  Suez SA                                                     447,000      8,959
  Credit Agricole SA                                          275,000      6,784
* France Telecom SA                                           250,800      6,052

                                                                         -------
                                                                         220,593
                                                                         -------
GERMANY (8.1%)
  E.On AG                                                     385,000     25,522
  Linde AG                                                    282,900     15,471
  Deutsche Bank AG                                            176,000     14,505
  Celesio AG                                                  240,000     13,381
  BASF AG                                                     257,000     13,260
  Fresenius Medical Care AG                                   171,907     11,977
  Adidas-Salomon AG                                            99,000     11,433
  Schering AG                                                 200,000     10,513
  Continental AG                                              226,800      9,845
  Volkswagen AG Pfd.                                          265,000      7,945
  Volkswagen AG                                               145,156      6,395
  Man AG                                                      153,300      5,631
* HeidelbergerCement AG                                       115,000      5,189
* EPCOS AG                                                    100,000      2,091
  DEPFA Bank PLC                                               12,500      1,875
                                                                         -------
                                                                         155,033
                                                                         -------

HONG KONG (3.0%)
  Wing Hang Bank Ltd.                                       2,690,000     17,072
  Denway Motors Ltd.                                       31,906,000     15,238
  Hutchison Whampoa Ltd.                                    2,100,000     14,135
  China Mobile (Hong Kong) Ltd.                             3,720,000      9,825
  Johnson Electric Holdings Ltd.                            1,677,000      1,484
                                                                          ------
                                                                          57,754
                                                                          ------

HUNGARY (0.2%)
  MOL Magyar Olaj-es - Gazipari Rt. GDR                       115,000      4,341

INDIA (0.2%)
  ICICI Bank Ltd.                                             215,000      3,333


INDONESIA (0.1%)
  PT Astra International Tbk                                4,162,000      2,701
* PT Toba Pulp Lestari Tbk 545,000 --
                                                                          ------
                                                                           2,701
                                                                          ------
ISRAEL (0.2%)
  Bank Hapoalim Ltd.                                        1,800,000      4,644


ITALY (3.9%)
  ENI SpA                                                   1,983,555     40,327
  Saipem SpA                                                1,550,000     14,530
  Luxottica Group SpA ADR                                     612,000     10,037
  Unicredito Italiano SpA                                   1,030,000      4,803
  Banca Intesa SpA                                          1,318,000      4,361
                                                                         -------
                                                                          74,058
                                                                         -------

JAPAN (16.0%)
  Canon, Inc.                                                 810,000     42,498
  Sumitomo Trust &
  Banking Co., Ltd.                                         4,182,000     25,163
  Sony Corp.                                                  618,200     23,920
  Asahi Glass Co., Ltd.                                     2,188,000     23,158
  NEC Corp.                                                 2,713,000     21,315
  Takeda Chemical Industries Ltd.                             506,000     20,404
  Mazda Motor Corp.                                         5,292,000     16,832
  Tostem Inax Holding Corp.                                   735,000     13,987
  Nissan Motor Co., Ltd.                                    1,200,000     13,364
  Rohm Co., Ltd.                                               99,000     12,353
  Kao Corp.                                                   463,000     11,055
  Toyota Motor Corp.                                          290,500     10,503
  Sumitomo Mitsui
  Financial Group, Inc.                                         1,320      9,976
  Honda Motor Co., Ltd.                                       244,000      9,795
  UFJ Holdings Inc.                                             1,500      9,284
  JFE Holdings, Inc.                                          266,000      5,966
  Promise Co., Ltd.                                            83,000      5,490
  Tokyo Electric Power Co.                                    235,000      5,036
  Nippon Meat Packers, Inc.                                   385,000      4,591
  Daito Trust Construction Co., Ltd.                          133,400      4,521
  C&S Co. Ltd.                                                196,000      4,458
  Sammy Corp.                                                  95,000      4,020
  Tanabe Seiyaku Co., Ltd.                                    270,000      2,593
  Japan Tobacco, Inc.                                             250      1,998
  Nippon Mining Holdings Inc.                                 400,000      1,682
  Mitsui Chemicals, Inc.                                      256,000      1,348
                                                                        --------
                                                                         305,310
                                                                        --------

MEXICO (1.5%)
  Cemex SA de CV ADR                                          622,739     18,340
  Telefonos de Mexico SA - Class L ADR                        286,000      9,764
                                                                         -------
                                                                          28,104
                                                                         -------

NETHERLANDS (5.1%)
  ING Groep NV                                                996,172     21,352
  ABN-AMRO Holding NV                                         941,000     20,462
  European Aeronautic
  Defence and Space Co.                                       720,000     18,211
  Verenigde Nederlandse
  Uitgeversbedrijven NV                                       475,500     13,304
  Akzo Nobel NV                                               346,000     12,609
  Koninklijke (Royal)
  Philips Electronics NV                                      420,000     11,439
                                                                         -------
                                                                          97,377
                                                                         -------

NORWAY (0.1%)
* Yara International ASA                                      210,000      1,485


SINGAPORE (2.1%)
  DBS Group Holdings Ltd.                                   2,253,701     18,941
  Singapore Airlines Ltd.                                   2,373,000     15,063

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                                       SHARES      (000)
--------------------------------------------------------------------------------

* Flextronics International Ltd. 329,000 5,297
Singapore Telecommunications - Ltd. 202,000 278
                                                                          ------
                                                                          39,579
                                                                          ------

SOUTH AFRICA (0.7%)
  Amalgamated Banks of
   South Africa Group Ltd.                                    815,569      5,258

  Telkom South Africa Ltd.                                    396,000      4,298
  Sanlam Ltd.                                               3,213,300      4,047
                                                                         -------
                                                                          13,603
                                                                         -------

SOUTH KOREA (5.6%)
  Samsung Electronics Co., Ltd.                                57,000     27,058
* Kookmin Bank                                                617,000     23,032
  LG Chem Ltd.                                                434,000     17,532
  Shinsegae Co., Ltd.                                          64,000     14,454
  SK Telecom Co. Ltd. ADR                                     577,000     11,655
  Shinhan Financial Group Ltd.                                218,000      3,799
  POSCO                                                        30,000      3,669
  Hyundai Motor Co. Ltd.                                       70,000      2,670
  Nong Shim Co. Ltd.                                            9,000      1,730
  Hanwha Chemical Corp.                                       223,000      1,503
  INI Steel Co.                                                71,820        698
                                                                        --------
                                                                         107,800
                                                                        --------

SPAIN (1.7%)
  Telefonica Moviles SA                                     1,347,395     14,246
  Repsol-YPF SA                                               393,000      8,277
  Endesa SA                                                   250,000      4,582
  Altadis SA                                                  156,000      4,410
                                                                          ------
                                                                          31,515
                                                                          ------

SWEDEN (0.4%)
  Svenska Cellulosa AB B Shares                               204,000      7,998

SWITZERLAND (3.2%)
  Nestle SA (Registered)                                      105,470     26,681
  Novartis AG (Registered)                                    356,680     15,900
  Credit Suisse Group (Registered)                            258,000      9,093
  Swisscom AG                                                  26,000      8,071
  Converium Holding AG                                         18,500        967
                                                                         -------
                                                                          60,712
                                                                         -------
TAIWAN (1.3%)
* Taiwan Semiconductor
  Manufacturing Co. Ltd. ADR                                1,570,860     14,970
* Compal Electronics Inc. GDR                               1,210,000      6,811
  China Steel Corp. GDR                                       165,000      2,940
                                                                         -------
                                                                          24,721
                                                                         -------

TURKEY (0.2%)
  Akbank TAS                                              740,000,000      3,443

UNITED KINGDOM (20.6%)
  GlaxoSmithKline PLC                                       1,984,759     41,075
  Vodafone Group PLC                                       11,797,146     28,661
  HSBC Holdings PLC                                         1,763,600     25,776
  Signet Group PLC                                         10,530,000     21,615
  Royal Bank of
   Scotland Group PLC                                         710,000     21,316
  Barclays PLC                                              2,053,181     18,515
  GUS PLC                                                   1,200,778     16,631
  Rolls-Royce Group PLC                                     3,975,917     16,322
  Lloyds TSB Group PLC                                      2,152,680     16,091
  Amvescap PLC                                              2,412,000     15,901
  HBOS PLC                                                  1,190,000     15,416
  Unilever PLC                                              1,625,000     15,331
  Tesco PLC                                                 3,175,000     14,006
  Kesa Electricals PLC                                      2,799,018     13,998
  Kingfisher PLC                                            2,630,641     13,214
  BP PLC                                                    1,472,000     12,726
  Old Mutual PLC                                            6,945,000     11,916
  Standard Chartered PLC                                      684,933     10,494
  Aviva PLC                                                   840,000      8,208
  Compass Group PLC                                         1,232,000      7,756
  British American Tobacco PLC                                335,400      5,085
  InterContinental
   Hotels Group PLC                                           520,000      4,860
  SABMiller PLC                                               437,000      4,743
  J. Sainsbury PLC                                            960,000      4,741
  Trinity Mirror PLC                                          420,000      4,584
  Abbey National PLC                                          557,200      4,471
  Royal & Sun Alliance
   Insurance Group PLC                                      3,112,000      4,429
* International Power PLC                                   1,712,500      4,267
  Taylor Woodrow PLC                                          840,000      4,201
  RMC Group PLC                                               391,000      4,081
  Rexam PLC                                                   350,000      2,835
                                                                         -------
                                                                         393,265
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS- (Cost $1,463,897) 1,774,907
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 FACE     MARKET
                                                               AMOUNT     VALUE*
INTERNATIONAL VALUE FUND                                        (000)      (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND (0.1%)
* AXA SA
12/21/2004
(Cost $1,117)                                                     *75    $ 1,498
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (23.2%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 0.981%0.992%, 6/23/2004                                   $ 6,000      5,991
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.04%, 5/3/2004                                               129,962    129,962
1.04%, 5/3/2004--Note G                                       308,277    308,277
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS- (Cost $444,230)                        444,230
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (116.1%)- (Cost $1,909,244)                          2,220,635
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (16.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      32,889
Security Lending Collateral
Payable to Brokers--Note G                                             (308,277)
Other Liabilities                                                       (32,954)
                                                                       ---------
                                                                       (308,342)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 71,704,943 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $1,912,293
================================================================================

NET ASSET VALUE PER SHARE $26.67
================================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
     investments,   the  fund's   effective  common  stock  and  temporary  cash
     investment positions represent 96.9% and 19.1%, respectively, of net assets. - See Note E in Notes to Financial Statements.
(2)  Security segregated as initial margin for open - futures contracts.
ADR--American Depositary Receipt.
R--Global Depositary Receipt.
*--Euro.

--------------------------------------------------------------------------------
                                                               AMOUNT        PER
                                                                 (000)     SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                            $1,660,175     $23.16
Undistributed Net
  Investment Income                                            10,548        .15
Accumulated Net Realized Losses                               (67,169)     (.94)
Unrealized Appreciation
  (Depreciation)
  Investment Securities                                       311,391       4.34
  Futures Contracts                                           (1,862)      (.03)
  Foreign Currencies and
  Forward Currency Contracts                                    (790)      (.01)
--------------------------------------------------------------------------------
NET ASSETS                                                 $1,912,293     $26.67
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        INTERNATIONAL VALUE FUND

                                                 SIX MONTHS ENDED APRIL 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 17,669
Interest                                                                     339
Security Lending                                                             460
--------------------------------------------------------------------------------
Total Income                                                              18,468
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                1,184
  Performance Adjustment                                                     203
The Vanguard Group--Note C
  Management and Administrative                                            3,000
  Marketing and Distribution                                                 157
Custodian Fees                                                               391
Shareholders' Reports                                                         20
Trustees' Fees and Expenses                                                    1
--------------------------------------------------------------------------------
  Total Expenses                                                           4,956
  Expenses Paid Indirectly--Note D                                         (286)
--------------------------------------------------------------------------------
  Net Expenses                                                             4,670
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     13,798
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              65,069
  Futures Contracts                                                           --
  Foreign Currencies                                                       (963)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  64,106
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   85,514
  Futures Contracts                                                      (1,862)
  Foreign Currencies and Forward Currency Contracts                        (870)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          82,782
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $160,686
================================================================================
*    Dividends are net of foreign withholding taxes of $1,931,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        INTERNATIONAL VALUE FUND
                                                --------------------------------
                                                  SIX MONTHS                YEAR
                                                       ENDED               ENDED
                                               APR. 30, 2004       OCT. 31, 2003
                                                       (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 13,798           $ 29,644
 Realized Net Gain (Loss)                             64,106             31,171
 Change in Unrealized Appreciation (Depreciation)     82,782            303,341
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
      Assets Resulting from Operations               160,686            364,156
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (28,966)           (16,699)
 Realized Capital Gain                                    --                 --
--------------------------------------------------------------------------------
Total Distributions                                  (28,966)           (16,699)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                              383,058          1,083,611
 Issued in Lieu of Cash Distributions                 27,859             15,848
 Redeemed*                                          (141,406)        (1,021,397)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                               269,511             78,062
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          401,231            425,519
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               1,511,062          1,085,543
--------------------------------------------------------------------------------
End of Period                                     $1,912,293         $1,511,062
================================================================================
1Shares Issued (Redeemed)
 Issued                                               14,321             56,231
 Issued in Lieu of Cash Distributions                  1,106                850
 Redeemed                                            (5,303)            (52,874)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Shares Outstanding        10,124              4,207
================================================================================
*Net of redemption fees of $49,000 and $0, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL VALUE FUND

------------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED        YEAR ENDED      JAN. 1 TO            YEAR ENDED
FOR A SHARE OUTSTANDING                               APR. 30,        OCTOBER 31,       OCT. 31,           DECEMBER 31,
THROUGHOUT EACH PERIOD                                    2004     2003      2002          2001*        2000    1999    1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $24.54   $18.92    $20.57        $26.02       $29.13  $25.09  $22.64
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .19      .48       .29           .34          .55     .69     .77
 Net Realized and Unrealized Gain (Loss)
  on Investments                                          2.40     5.43     (1.65)        (5.78)       (2.74)   4.74    3.64
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        2.59     5.91     (1.36)        (5.44)       (2.19)   5.43    4.41
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.46)    (.29)     (.29)         (.01)        (.73)   (.66)  (1.06)
 Distributions from Realized Capital Gains                  --       --        --            --         (.19)   (.73)   (.90)
------------------------------------------------------------------------------------------------------------------------------
  Total  Distributions                                    (.46)    (.29)     (.29)         (.01)        (.92)  (1.39)  (1.96)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $26.67   $24.54    $18.92        $20.57       $26.02  $29.13  $25.09
==============================================================================================================================
TOTAL RETURN**                                          10.67%   31.72%      6.81%       20.91%        7.48%   21.81%  19.46%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $1,912   $1,511    $1,086          $770         $835  $1,045    $806
 Ratio of Total Expenses to
  Average Net Assets+                                    0.56%++   0.62%     0.65%        0.64%++       0.53%   0.59%   0.52%
Ratio of Net Investment Income to
  Average Net Assets                                     1.57%++   2.46%     1.80%         1.93%++      1.94%   2.54%   2.77%
Portfolio Turnover Rate                                    46%++     27%       26%           37%          78%     41%     39%
==============================================================================================================================
*    The  fund's  fiscal  year-end  changed  from  December  31 to  October  31, effective October 31, 2001.
**   Total returns do not reflect the 2% fee assessed on  redemptions  of shares purchased on or after June 27, 2003, and held for less than two months.
+    Includes performance-based investment advisory fee increases (decreases) of
     0.02%, 0.04%, 0.03%, 0.01%, (0.04%), (0.04%), and (0.04%).
++   Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at - the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair-value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. FUTURES AND FORWARD CURRENCY CONTRACTS: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The primary risk associated with the fund's use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Hansberger Global Investors, Inc., and, beginning April 19, 2004, Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with Sanford C. Bernstein & Co., LLC, in April 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International All Country World Index ex USA beginning February 1, 2005.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $203,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved - by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $279,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.28% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $283,000 and $3,000, respectively. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2004, the fund realized net foreign currency losses of $963,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $132,082,000 to offset future net capital gains of $24,955,000 through October 31, 2009, and $107,127,000 through October 31, 2010.
The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $311,391,000, consisting of unrealized gains of $345,975,000 on securities that had risen in value since their purchase and $34,584,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                 (000)
                                                    ----------------------------
                                                      AGGREGATE       UNREALIZED
                                       NUMBER OF     SETTLEMENT     APPRECIATION
INDEX FUND/FUTURES CONTRACTS      LONG CONTRACTS          VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
S&P ASX 200 Index                            101        $ 6,176          $ (117)
Dow Jones EURO STOXX 50 Index                904         29,773          (1,014)
FTSE 100 Index                               285         22,788            (375)
Topix Index                                  177         18,959            (356)
--------------------------------------------------------------------------------


At April 30, 2004, the fund had open forward currency contracts to receive and deliver currencies - as follows:

-------------------------------------------------------------------------------
                                                                 (000)
                                                    ----------------------------
                                                                      UNREALIZED
                                           CONTRACT AMOUNT          APPRECIATION
CONTRACT SETTLEMENT DATE           RECEIVE              DELIVER   (DEPRECIATION)
--------------------------------------------------------------------------------
6/23/2004                       AUD         8,662   USD      6,217        $ (98)
6/23/2004                       EUR        25,528   USD     30,559          192
6/23/2004                       GBP        12,971   USD     22,901         (233)
6/16/2004                       JPY     2,132,850   USD     19,352         (269)
--------------------------------------------------------------------------------
AUD--Australian dollar.
EUR--euro.
GBP--British pound.
JPY--Japanese yen.
USD--U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $382,000 resulting from the translation of other assets and liabilities at April 30, 2004.

F. During the six months ended April 30, 2004, the fund purchased $718,366,000 of investment securities and sold $572,113,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $291,981,000, for which the fund held cash collateral of $308,277,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

notes to financial statements (continued)

INVESTING IS FAST, EASY, AND SECURE - ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better. research and plan your investments with confidence

Use our PLANNING & Advice and RESEARCH FUNDS & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our - Investor Questionnaire.

* Find out how much to save for retirement and your children's college education--- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

*    Find your next fund--by using the Compare Funds,  Compare Costs, and Narrow
     - Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and - tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on - our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should - be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the - retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age - 50 or over--you will increase the odds of meeting your retirement goals. "Max out" - every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment
- Plan. Your IRA contributions will be deducted from your bank account on a schedule - of your choosing, making retirement investing a healthy habit.


CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than - the owners of high-cost investments. Over the long term, avoiding costlier mutual - funds and brokerage commissions could significantly boost your retirement savings. - Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll - your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution - to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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All other marks are the exclusive property of their respective owners.

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The  photographs  that  appear on the cover of this  report are  copyrighted  by
Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's  shareholders.  It may not be distributed
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e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q462 062004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD TRUSTEES EQUITY FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD TRUSTEES EQUITY FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

       VANGUARD TRUSTEES EQUITY FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  June 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.